EXHIBIT 99.1

NEWS RELEASE – For Immediate Distribution

Body and Mind Inc.’s New Nevada Production Facility Approved for Operations

VANCOUVER, B.C., CANADA (February 24, 2020)
– Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the
“Company”
or
“BaM”
) a multi-state operator, is pleased to announce that it has received all necessary permits to commence operations at its new Nevada production facility located within one mile of the Pepper Lane cultivation facility.

The new production facility will be located within a 7,500 square foot commercial building where the Company has secured a long-term lease. Equipment is being moved into the facility and the space has been custom designed to produce edibles, oils and extracts at scale. With the increased production capacity, the Company plans to offer contract manufacturing for other brands of complementary products.

“We are looking forward to the opportunity to expand all aspects of our production as we move into the custom designed space. The new facility includes high-volume extraction equipment to dramatically increase capacity and efficiency of our extraction products including oils, wax, live resin and ambrosia. We currently have strong demand for our brands and new equipment and space planning is anticipated to enable us to meet the increased interest for our current and future products. The new facility and increased capacity will allow Body and Mind the opportunity to provide white label services to national brands interested in entering the Nevada market” stated Michael Mills, President and Interim CEO of BaM.

The Company is currently testing new edible, oil and extraction products that upon successful testing will be manufactured at the new facility and marketed under the Body and Mind marquis life-style brand.

About Body and Mind Inc.
BaM is a publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit
www.bamcannabis.com
for more information.
Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills
President
Tel: 800-361-6312
ir@bamcannabis.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement
Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.